UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 April 28, 2003



                             Eureka Financial Corp.
                             ----------------------
             (Exact name of Registrant as specified in its Charter)



United States                        000-50234                 75-3098403
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                         Identification Number)



3455 Forbes Avenue at McKee Place, Pittsburgh, Pennsylvania         15213
-----------------------------------------------------------         -----
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:  (412) 681-8400
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                             EUREKA FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
---------------------------------------------------

          (c) Exhibits:

                  99.1     Press Release dated April 28, 2003


Item 9.   Regulation FD Disclosure
-----------------------------------

         Information under this Item 9 is being provided pursuant to Item 12 - Results of Operations and Financial Condition in accordance with Release No. 34-47583. On April 28, 2003, the Registrant issued a press release to report earnings for the quarter ended March 31, 2003. A copy of the press release is furnished with this Form 8-K as an exhibit.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       Eureka Financial Corp.





Date:    May 1, 2003             By:   /s/Edward F. Seserko
                                       --------------------
                                       Edward F. Seserko
                                       President and Chief Executive Officer
                                       (Duly Authorized Officer)